UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2024, following the consummation of the Merger (as defined below), Golub Capital BDC, Inc. (the “Company”), entered into a new investment advisory agreement (the “New Investment Advisory Agreement”) with GC Advisors LLC (“GC Advisors), which amends and restates the existing investment advisory agreement, dated as of August 3, 2023, by and between the Company and GC Advisors (the “Current GBDC Investment Advisory Agreement”).

The New Investment Advisory Agreement amended the Current GBDC Investment Advisory Agreement in order to incorporate changes to the calculation of the incentive fee rates and the incentive fee cap. Under the New Investment Advisory Agreement, the incentive fee rates were reduced from 20.0% to 15.0%, and the incentive fee cap was reduced from 20.0% to 15.0%. None of the other material terms changed in the New Investment Advisory Agreement as compared to the Current GBDC Advisory Agreement, including the services to be provided and the calculation of the base management fee.

The New Investment Advisory Agreement shall continue for the term of the Current GBDC Investment Advisory Agreement, and thereafter shall continue in effect from year to year if approved at least annually by the vote of the Board of Directors of the Company (the “Board”) or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Company’s directors who are not “interested persons,” as that term is defined in Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or GC Advisors. The New Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty no less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities, by vote, may also terminate the New Investment Advisory Agreement without penalty.

The description above is only a summary of the material provisions of the New Investment Advisory Agreement and is qualified in its entirety by reference to a copy of the New Investment Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

Upon the effectiveness of the New Investment Advisory Agreement, the Current GBDC Investment Advisory Agreement was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2024, the Company completed its previously announced acquisition of Golub Capital BDC 3, Inc., a Maryland corporation (“GBDC 3”), pursuant to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of January 16, 2024, by and among the Company, GBDC 3, Park Avenue Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), GC Advisors, a Delaware limited liability company and investment adviser to each of the Company and GBDC 3, and, for certain limited purposes, Golub Capital LLC. Pursuant to the Merger Agreement, Merger Sub was first merged with and into GBDC 3, with GBDC 3 as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, GBDC 3 was then merged with and into the Company, with the Company as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of GBDC 3 common stock was converted into the right to receive 0.9138 shares of common stock, par value $0.001 per share of the Company (with GBDC 3 stockholders receiving cash in lieu of fractional shares of the Company’s common stock). As a result of the Merger, the Company issued an aggregate of approximately 92,115,308 shares of its common stock to former GBDC 3 stockholders prior to any adjustment for GBDC 3 stockholders receiving cash in lieu of fractional shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on January 17, 2024, and Amendment No. 1 to the Agreement and Plan of Merger, a copy of which was filed by the Company as Exhibit 4(b) to Amendment No. 1 to its Registration Statement on Form N-14 filed on April 12, 2024, both of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Facilities

On June 3, 2024, as a result of the consummation of the Merger, the Company became party to and assumed all of GBDC 3’s obligations under the Adviser Revolver and DB Credit Facility (each, as defined in GBDC 3’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “GBDC 3 10-Q”)). Information regarding the Adviser Revolver and DB Credit Facility is set forth in “Part I—Item 1. Financial Statements—Notes to Unaudited Consolidated Financial Statements—Note 8. Borrowings” in the GBDC 3 10-Q, and is incorporated into this Current Report on Form 8-K by reference.

The description incorporated by reference above is only a summary of the material provisions of the Adviser Revolver and DB Credit Facility and is qualified in its entirety by reference to the Adviser Revolver and DB Credit Facility, which are filed as Exhibits 10.2 through 10.7 to this Current Report on Form 8-K.

Debt Securitizations

On June 3, 2024, as a result of the consummation of the Merger, the Company became party to the relevant agreements with respect to and assumed all of GBDC 3’s obligations under each of the 2022-2 Debt Securitization, the 2022 Debt Securitization, and the 2021 Debt Securitization (each, as defined in the GBDC 3 10-Q). Information regarding the 2022-2 Debt Securitization, the 2022 Debt Securitization, and the 2021 Debt Securitization is set forth in “Part I—Item 1. Financial Statements—Notes to Unaudited Consolidated Financial Statements—Note 8. Borrowings” in the GBDC 3 10-Q, and is incorporated into this Current Report on Form 8-K by reference.

The description incorporated by reference above is only a summary of the material provisions of the 2022-2 Debt Securitization, the 2022 Debt Securitization, and the 2021 Debt Securitization and is qualified in its entirety by reference to the 2022-2 Debt Securitization, the 2022 Debt Securitization, and the 2021 Debt Securitization, which are filed as Exhibits 10.8 through 10.23 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On June 2, 2024, in connection with the anticipated closing of the Merger, the Company’s board of directors declared a series of special distributions totaling $0.15 per share to be distributed in quarterly payments of $0.05 per share as follows:

• Special distribution #1 of $0.05 per share, which is payable on June 27, 2024 to stockholders of record on June 13, 2024;

• Special distribution #2 of $0.05 per share, which is payable on September 13, 2024, to stockholders of record on August 16, 2024; and

• Special distribution #3 of $0.05 per share, which is payable on December 13, 2024, to stockholders of record on November 29, 2024.

In connection with the closing of the Merger, the closing price per share of common stock of the Company on the Nasdaq Global Select Market of $16.57 on May 31, 2024 was determined to be more than 6% greater than the Closing GBDC Net Asset Value (as defined in the Merger Agreement) as of May 31, 2024; and the Closing GBDC 3 Net Asset Value (as defined in the Merger Agreement) as of May 31, 2024 was estimated to be $14.70. In accordance with the terms of the Merger Agreement, the Company and GBDC 3 calculated the Exchange Ratio (as defined in the Merger Agreement) by first comparing the ratio of the closing price of GBDC common stock on the Nasdaq Global Select Market as of May 31, 2024, which was the Determination Date (as defined in the Merger Agreement), to the Closing GBDC Net Asset Value per share as of the Determination Date, and specifically whether such ratio is in excess of 106%.

The Closing GBDC Net Asset Value and the Closing GBDC 3 Net Asset Value determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The Closing GBDC Net Asset Value and the Closing GBDC 3 Net Asset Value were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Company’s or GBDC 3’s financial results. The Closing GBDC Net Asset Value per share of the Company’s common stock as of May 31, 2024 may not be indicative of the actual net asset value per share of the Company’s common stock as of March 31, 2024 or June 30, 2024.

On June 3, 2024, the Company issued a press release announcing, among other things, the closing of the Merger. A copy of this press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”). Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the effect that the consummation of the Merger may have on the trading price of the Company’s common stock on The Nasdaq Global Select Market, the Company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the Company and the prospects of its portfolio companies, actual and potential conflicts of interests with GC Advisors and other affiliates of Golub Capital LLC, general economic and political trends and other factors, the dependence of the Company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
The financial statements of GBDC 3 required to be provided herein, were included in Amendment No. 1 to the Company’s Registration Statement on Form N-14, filed on April 12, 2024, and are incorporated by reference in this Item 9.01(a).

(d)	Exhibits.

EXHIBIT NUMBER

10.1	Fifth Amended and Restated Investment Advisory Agreement, dated as of June 3, 2024, by and between Golub Capital BDC, Inc. and GC Advisors, LLC.
10.2	Amended and Restated Revolving Loan Agreement, dated as of September 1, 2023, by and among Golub Capital BDC 3, Inc., as the borrower, and GC Advisors LLC, as the lender. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on September 6, 2023).
10.3	Loan Financing and Servicing Agreement, dated as of September 10, 2019, by and among GBDC 3 Funding LLC, as borrower, Golub Capital BDC 3, Inc., as equity holder and as servicer, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto, each of the entities from time to time party thereto as securitization subsidiaries, and Deutsche Bank Trust Company Americas, as collateral agent and as collateral custodian (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on September 12, 2019).
10.4	Sale and Contribution Agreement, dated as of September 10, 2019, between Golub Capital BDC 3, Inc., as seller, and GBDC 3 Funding LLC, as purchaser (Incorporated by reference to Exhibit 10.2 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on September 12, 2019).
10.5	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of October 29, 2021, among GBDC 3 Funding LLC, as borrower, Golub Capital BDC 3, Inc., as servicer, and Deutsche Bank AG, New York Branch, as facility agent, as agent and as a committed lender. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244). filed on November 3, 2021).
10.6	Amendment No. 4 to Loan Financing and Servicing Agreement, dated as of June 24, 2022, among GBDC 3 Funding LLC, as borrower, Golub Capital BDC 3, Inc., as servicer, and Deutsche Bank AG, New York Branch, as facility agent, as agent and as a committed lender. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on June 28, 2022).
10.7	Amendment No. 5 to Loan Financing and Servicing Agreement, dated as of March 8, 2023, among GBDC 3 Funding LLC, as borrower, Golub Capital BDC 3, Inc., as servicer, and Deutsche Bank AG, New York Branch, as facility agent, as agent and as a committed lender. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on March 14, 2023).
10.8	Indenture, dated as of March 11, 2021, entered into by and among Golub Capital BDC 3, Inc. and Golub Capital BDC 3 CLO 1 LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (Incorporated by reference to Exhibit 10.2 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on March 17, 2021).
10.9	Master Loan Sale Agreement, dated as of March 11, 2021, entered into by and among Golub Capital BDC 3, Inc., as Seller, GC Advisors LLC, as Closing Date Seller, Golub Capital BDC 3 CLO 1 LLC, as Buyer and GBDC 3 Funding LLC, as Warehouse Buyer (Incorporated by reference to Exhibit 10.4 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on March 17, 2021).
10.10	Collateral Management Agreement, dated as of March 11, 2021, entered into by and among Golub Capital BDC 3, Inc. and Golub Capital BDC 3 CLO 1 LLC, as Issuer and GC Advisors LLC, as Collateral Manager (Incorporated by reference to Exhibit 10.3 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on March 17, 2021).
10.11	Master Loan Sale Agreement, dated as of March 11, 2021, entered into by and among Golub Capital BDC 3, Inc., as Seller, Golub Capital BDC 3 CLO 1 Depositor LLC, as Intermediate Seller, and Golub Capital BDC 3 CLO 1 LLC, as Buyer (Incorporated by reference to Exhibit 10.4 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on March 17, 2021).
10.12	Note Purchase Agreement, dated as of March 11, 2021, entered into by and among Golub Capital BDC 3, Inc. and Golub Capital BDC 3 CLO 1 LLC, as borrowers, and Deutsche Bank Securities, Inc., as the administrative agent and a lender (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.'s Current Report on Form 8-K (File No. 814-01244), filed on March 17, 2021).

10.13	Indenture, dated as of January 25, 2022, by and between Golub Capital BDC 3 ABS 2022-1 LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (Incorporated by reference to Exhibit 10.2 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on January 28, 2022).
10.14	Note Purchase Agreement, dated as of January 25, 2022, by and between Golub Capital BDC 3 ABS 2022-1 LLC and Deutsche Bank Securities Inc. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on January 28, 2022).
10.15	Collateral Management Agreement, dated as of January 25, 2022, by and between Golub Capital BDC 3 ABS 2022-1 LLC, as Issuer and GC Advisors LLC, as Collateral Manager (Incorporated by reference to Exhibit 10.3 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on January 28, 2022).
10.16	Master Loan Sale Agreement, dated as of January 25, 2022, by and among Golub Capital BDC 3, Inc., as the Seller, GC Advisors LLC, as the Closing Date Seller, Golub Capital BDC 3 ABS 2022-1 LLC, as the Buyer, and Golub Capital 3 Holdings LLC (Incorporated by reference to Exhibit 10.4 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on January 28, 2022).
10.17	Master Loan Sale Agreement, dated as of January 25, 2022, by and among Golub Capital BDC 3, Inc., as the Seller, Golub Capital BDC 3 ABS 2022-1 Depositor LLC, as the Intermediate Seller, Golub Capital BDC 3 ABS 2022-1 LLC, as the Buyer, and GBDC 3 Funding LLC (Incorporated by reference to Exhibit 10.5 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on January 28, 2022).
10.18	Indenture, dated as of December 14, 2022, by and between Golub Capital BDC 3 CLO 2 LLC, as Issuer, and Citibank, N.A., as Collateral Trustee. (Incorporated by reference to Exhibit 10.2 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on December 19, 2022).
10.19	Credit Agreement, dated as of December 14, 2022, by and among Golub Capital BDC 3 CLO 2 LLC, as borrower, Citibank, N.A., as Collateral Trustee and as loan agent, and the various financial institutions and other persons party thereto from time to time as lenders. (Incorporated by reference to Exhibit 10.3 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on December 19, 2022).
10.20	Master Loan Sale Agreement, dated as of December 14, 2022, by and among Golub Capital BDC 3, Inc., as the Seller, GC Advisors LLC, as the Closing Date Seller, Golub Capital BDC 3 CLO 2 LLC, as the Buyer, and GBDC 3 Funding LLC, as the Warehouse Borrower. (Incorporated by reference to Exhibit 10.5 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on December 19, 2022).
10.21	Master Loan Sale Agreement, dated as of December 14, 2022, by and among Golub Capital BDC 3, Inc., as the Seller, Golub Capital BDC 3 CLO 2 Depositor LLC, as the Intermediate Seller, and Golub Capital BDC 3 CLO 2 LLC, as the buyer. (Incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K (File No. 814-01244), filed on December 19, 2022).
10.22	Collateral Management Agreement, dated as of December 14, 2022, by and between Golub Capital BDC 3 CLO 2 LLC, as Issuer and GC Advisors LLC, as Collateral Manager. (Incorporated by reference to Exhibit 10.4 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on December 19, 2022).
10.23	First Supplemental Indenture, dated as of June 30, 2023, by and between Golub Capital BDC 3 CLO 1 LLC, Deutsche Bank Trust Company Americas, as Trustee, and GC Advisors LLC, as Collateral Manager. (Incorporated by reference to Exhibit 10.1 to Golub Capital BDC 3, Inc.’s Current Report on Form 8-K (File No. 814-01244), filed on June 30, 2023).
99.1	Press Release, dated as of June 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: June 3, 2024	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer